November 14, 2024
Alignment Healthcare, Inc.
1100 W. Town and Country Road, Suite 1600
Orange, California 92868
Attention: Chief Financial Officer
Re:    Subscription for Alignment Healthcare, Inc. Convertible Senior Notes due 2029
Ladies and Gentlemen:
Alignment Healthcare, Inc., a Delaware corporation, (the “Company”), is offering a new series of its Convertible Senior Notes due 2029 (the “Notes”). The Notes will be convertible into cash, shares (“Underlying Shares”) of common stock of the Company, par value $0.001 per share (“Common Stock”), or a combination of cash and Underlying Shares, at the Company’s election, in accordance with the terms of the Indenture (as defined below).
The undersigned (the “Investor”), for itself and, on behalf of the accounts (if any) listed on Exhibit A hereto for whom the Investor has been duly authorized to enter into the Subscription (as defined below) (each, including the Investor if it is listed on Exhibit A, a “Subscriber”), has agreed with the Company to subscribe for and purchase from the Company Notes for cash (the “Subscription”), pursuant and subject to the terms and conditions set forth in this agreement (the “Subscription Agreement” or this “Agreement”). Each Subscriber (other than the Investor) is referred to herein as an “Account.”
The Investor and each Account understands that the Notes are being offered and sold in the Subscription without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and that the Subscription is only being made available to investors who are institutional “accredited investors” within the meaning of Rule 501 of Regulation D under the Securities Act that are also “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in reliance upon an exemption from registration under Section 4(a)(2) of the Securities Act. In connection with the Subscription, the Company will enter into an Indenture, in substantially the form attached hereto as Exhibit D (the “Indenture”), on the Closing Date (as defined below) between the Company and U.S. Bank Trust Company, National Association, as Trustee (the “Notes Trustee” and, together with this Agreement, the Indenture and the Notes, the “Transaction Documents”).
Capitalized terms used and not otherwise defined herein have the meanings assigned to such term in Section 29.
1.The Subscription. Subject to the terms and conditions of this Subscription Agreement, the Investor hereby agrees to purchase from the Company for itself and/or on behalf of any such Account, and the Company hereby agrees to issue and sell to the Investor and/or any such Account, Notes (the “Purchased Notes”) having the aggregate principal amount set forth opposite the Investor’s name in column 2 of Exhibit A attached hereto, for the aggregate purchase price in cash in respect of such Purchased Notes set forth opposite the Investor’s name in column 3 of Exhibit A attached hereto (such aggregate cash purchase price, the “Cash Purchase Price”).
2.The Closing. The closing of the Subscription with respect to which the Investor is a party (the “Closing”) shall take place electronically at 10:00 AM, New York City time, on November 22, 2024, or at such other time and place as the Company and the Investor may mutually agree (the “Closing Date”); provided that the Closing Date cannot be later than December 6, 2024 without the prior written consent of the Investor.
3.Closing Mechanics.
a.The Depository Trust Company (“DTC”) will act as securities depositary for the Notes.
Subject to the satisfaction or waiver of the conditions specified in Section 6, at or prior to times set forth in the Subscription Procedures set forth in Exhibit B attached hereto (the “Subscription Procedures”), the Investor, on behalf of itself and/or any other Account, shall transfer the Cash Purchase Price by wire in immediately available funds to the account of the Company designated in the Subscription Procedures.
b.On the Closing Date, subject to satisfaction of the conditions precedent specified in Section 6, and the receipt by the Company of the Cash Purchase Price on the Closing Date:
i.the Company shall execute and deliver the Indenture, dated as of the Closing Date, between the Company and the Notes Trustee; and
ii.the Company shall execute, shall issue and shall cause the Notes Trustee to authenticate and cause to be delivered to the DTC account(s) specified by the Investor or the relevant Account in Exhibit C attached hereto, the Purchased Notes.
4.Representations and Warranties of the Company. The Company represents and warrants to the Investor (and each Account, as applicable), except, solely for purposes of the SEC Document Qualified Representations, as described in the SEC Documents filed with or furnished to the Commission after December 31, 2023 and at least five (5) Business Days prior to the date hereof (but excluding any cautionary or predictive disclosures that do not expressly relate to specific prior occurrences at the Company or any Subsidiary set forth under the headings “Risk Factors” or disclosure of risks set forth in any “forward-looking statements” disclaimer, or disclosures in any other statements that are similarly cautionary or predictive in nature) and provided that the Non-SEC Document Qualified Representations shall not be qualified by any disclosures in the SEC Documents, as of the date hereof and as of the Closing Date, that:
a.Organization. Each of the Company and each of its Subsidiaries has been (i) duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

b.Due Authorization. This Subscription Agreement has been and upon the execution and delivery thereof, each other Transaction Document will be, duly authorized, executed and delivered by the Company. This Subscription Agreement constitutes and, upon the execution and delivery thereof, each other Transaction Document (in the case of (i) the Notes, assuming due authentication of the Notes by the Notes Trustee and (ii) the Indenture, assuming due authorization, execution and delivery by the Notes Trustee thereto) will constitute, the valid and binding obligation of the Company and is (or in the case of any Transaction Document other than this Agreement will be) enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”).
c.Governmental Authorizations. In each case except as would not reasonably be expected to have a Material Adverse Effect (i) the Company and its Subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses, (ii) except as described in the SEC Documents, neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course and (iii) and, assuming compliance by the Investor and each other investor executing a Subscription Agreement with its warranties, representations and agreements under its respective Subscription Agreement, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement and the other Transaction Documents, except (x) for such as have already been obtained or made prior to the Closing Date that are in full force and effect, (y) pursuant to applicable federal and state securities laws, rules and regulations that are expressly contemplated by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (z) for filings expressly contemplated or required by the Transaction Documents.

d.Exemption from Registration. Assuming the accuracy of the representations and warranties of the Investor and each other investor executing a Subscription Agreement, (i) the offer, sale and issuance of the Purchased Notes in connection with the Subscription pursuant to this Subscription Agreement is exempt from the registration requirements of the Securities Act; and (ii) the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.
e.New Class. The Notes, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act.
f.No Conflicts. The execution and delivery of the Transaction Documents and the performance by the Company of its obligations hereunder and thereunder (including the consummation of the transactions contemplated hereby and thereby, the issuance of the Notes hereunder, and the issuance of the Underlying Shares under the Indenture) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) the Organizational Documents of the Company or any of its Subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except, in the case of clauses (A) and (C), for such defaults, breaches or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
g.Subscription. The Company acknowledges that the terms of the Subscription pursuant to this Agreement have been mutually negotiated between the parties.
h.Litigation. Other than as set forth in the SEC Documents, there are no legal or governmental proceedings (including by the U.S. Department of Health and Human Services and any office contained therein) pending to which the Company or any of its Subsidiaries or, to the Company's knowledge, any officer or director of the Company, is a party or of which any property of the Company or any of its Subsidiaries or, to the Company's knowledge, any officer or director of the Company, is the subject which, if determined adversely to the Company or any of its Subsidiaries (or such officer or director), would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

i.Real and Personal Property. The Company and its Subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Documents or such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under, to the Company’s knowledge, valid, subsisting and enforceable leases (subject to the effects of (A) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (B) the application of general principles of equity (including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (C) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

j.Intellectual Property. The Company and its Subsidiaries own or have a valid license to all patents, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property Rights”) used in or necessary to the conduct of their businesses, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) the Intellectual Property Rights owned by, or licensed to, the Company and its Subsidiaries, are valid, subsisting and enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property Rights, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) neither the Company nor any of its Subsidiaries has received any notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights; (iv) to the Company’s knowledge, no third party is materially infringing, misappropriating or otherwise violating, or has materially infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned by the Company; (v) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect neither the Company nor any of its Subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights; and (vi) the Company and its Subsidiaries use, and have used, commercially reasonable efforts to appropriately maintain all material information that the Company in its reasonable business judgment wishes to maintain as trade secrets.

k.Taxes. In each case except as would not reasonably be expected to have a Material Adverse Effect (i) the Company and its Subsidiaries have paid all federal, state, local and foreign Taxes and filed all tax returns required to be paid or filed through the date hereof; and (ii) there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets.

l.Compliance with Health Care Laws. To the extent required in connection with their respective businesses, the Company and its Subsidiaries has the requisite provider number or other authorization to bill the Medicare program in the state or states in which such entity operates; neither the Company nor any of its Subsidiaries is subject to any pending, or, to the Company’s knowledge, threatened or contemplated action which could reasonably be expected to result either in revocation of any provider number or authorization or in the Company’s or any of its Subsidiary’s exclusion from any state Medicare programs; the Company’s and each of its Subsidiary’s business practices have been structured in a manner reasonably designed to comply with the federal or state laws governing Medicare programs, including, without limitation, Sections 1320a-7a and 1320a-7b of Title 42 of the United States Code, and the Company reasonably believes that it is in material compliance with such laws; the Company and each of its Subsidiaries has taken reasonable actions designed to ensure it is in material compliance with (i) the False Claims Act, 31 U.S.C. Sections 3729-3733, (ii) the “Stark” law, 42 U.S.C. § 1395nn, (iii) the Federal Criminal False Claims Act, 18 U.S.C. § 287, (iv) the Federal TRICARE statute, 10 U.S.C. § 1071 et seq., (v) the False Statements Relating to Health Care Matters statute, 18 U.S.C. § 1035 or (vi) the Health Care Fraud statute, 18 U.S.C. § 1347 (collectively, the “Health Care Laws”); the Company and each of its Subsidiaries has taken reasonable actions designed to ensure that each Subsidiary does not allow any individual with an ownership or control interest (as defined in 42 U.S.C. § 1320a-3(a)(3)) in the Company or any subsidiary or any officer, director or managing employee (as defined in 42 U.S.C. § 1320a-5(b)) of the Company or any Subsidiary who would be a person excluded from participation in any federal health care program (as defined in 42 U.S.C. § 1320a-7b(f)) as described in 42 U.S.C. § 1320a-7(b)(8) to participate in any such federal health care program maintained by the Company or any Subsidiary; and the Company and its Subsidiaries have structured their respective business practices in a manner reasonably designed to comply, in all material respects, with the federal and state laws regarding physician ownership of (or financial relationship with), and the referral to entities providing, healthcare related goods or services, and laws requiring disclosure of financial interests held by physicians in entities to which they may refer patients for the provisions of health care related goods and services, and the Company reasonably believes that it is in material compliance with such laws.

m.SEC Documents. Since January 1, 2023, the Company has filed, through the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto), all of the SEC Documents within the time frames prescribed by the Commission for the filing of such SEC Documents such that each filing was timely filed with the Commission. As of their respective dates, each of the SEC Documents filed on or prior to the date hereof complied, in all material respects with the requirements of the Securities Act and/or the Exchange Act (as applicable) and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents.
n.Financial Statements; Financial Condition. As of their respective dates, the consolidated financial statements of the Company and its Subsidiaries included in the SEC Documents present fairly in all material respects the financial position of the Company and its Subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its Subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects the information required to be stated therein in accordance with GAAP. Neither the Company nor any of its Subsidiaries has, since the date of the latest audited financial statements in the SEC Documents, (i) sustained any material loss or interference with its business, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated by this Agreement and the other Transaction Documents; and, since the respective dates as of which information is given in the SEC Documents, there has not been (x) any change in the capital stock (other than as a result of (i) the grant, vesting, exercise or settlement of stock options and restricted stock or other equity incentives pursuant to the Company’s equity-based incentive plans or corresponding issuances of units and related equity incentives of the predecessor of the Company, in each case that are described in the SEC Documents) or (ii) the issuance, if any, of stock upon conversion of Company securities or corresponding issuances of units of the predecessor of the Company, in each case as described in the SEC Documents, or long-term debt of the Company or any of its Subsidiaries or (y) any Material Adverse Effect.

o.Accounting Controls. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that (i) complies with the requirements of the Exchange Act, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (iii) is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective. Since the date of the latest audited financial statements included in the SEC Documents, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

p.Subsidiaries. All of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign Subsidiary, for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all material liens, encumbrances, equities or claims, except for such liens or encumbrances described in the SEC Documents.
q.Shares of Stock. All of the issued and outstanding shares of capital stock of the Company and its Subsidiaries are duly authorized and duly and validly issued, fully paid and non-assessable. Upon the issuance in accordance with the terms of the Transaction Documents (including the Notes), the holders of the Notes will be entitled to the rights set forth in the Notes. The Company has reserved from its authorized but unissued shares of Common Stock, solely for the purpose of effecting conversions of Notes in accordance with the Indenture, a number of shares of Common Stock that reflects the full amount of the Underlying Shares issuable upon the conversion of the Notes, without regard to any limitation or restriction on the conversion thereof. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, other than as disclosed in the SEC Documents or as a result of awards under equity incentive plans adopted by the Board of Directors and either approved by the Company’s stockholders or subject to an exception to the stockholder approval requirements pursuant to Rule 5635(c) of the Nasdaq Stock Market LLC, there are no (i) outstanding shares of Stock, (ii) Stock options or other Stock incentive plans, employee Stock purchase plans or other plans, programs or arrangements of the Company or any of its Subsidiaries under which Stock options, Stock or other Stock-based or Stock-linked awards are issued or issuable to officers, directors, employees, consultants or other Persons, (iii) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any Stock of the Company or any of its Subsidiaries, (iv) agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their Stock or other securities under the Securities Act, (v) outstanding Stock or other securities or instruments of the Company or any of its Subsidiaries that contain any redemption (mandatory or otherwise) or similar provisions, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) Stock or other securities or instruments containing anti-dilution or similar provisions that may be triggered by the issuance of securities of the Company or any of its Subsidiaries, or (vii) stock appreciation rights or “phantom stock” plans or agreements or any similar plans or agreements to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is otherwise subject or bound. Other than as disclosed in the SEC Documents, there are no (A) stockholders’ agreements, voting agreements or similar agreements to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is otherwise subject or bound, (B) preemptive rights or any other similar rights to which any Stock of the Company or any of its Subsidiaries is subject, or (C) any material restrictions upon the voting or transfer of any Stock of the Company or any of its Subsidiaries (other than restrictions on transfer imposed by U.S. federal and state securities laws). The issuance and delivery of the Notes does not and, assuming full conversion of the Notes, the issuance of the Underlying Shares will not: (x) require approval from any Governmental Authority; (y) obligate the Company to offer to issue, or issue, shares of Common Stock or other securities to any Person (other than the Investor); or (z) result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under, and will not result in any other adjustments (automatic or otherwise) under, any securities of the Company. The Company has filed with the Commission correct and complete copies of the Company’s Organizational Documents and any amendments, restatements, supplements or modifications thereto, and all other documents, agreements and instruments containing the terms of all Stock and other securities of the Company, including Stock convertible into, or exercisable or exchangeable for, Common Stock or other Stock of the Company or any of its Subsidiaries, and the material rights of the holders thereof in respect thereto.
r.Environmental Matters. The Company and its Subsidiaries (i) (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its Subsidiaries, except in the case of each (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) (x) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its Subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed and (y) the

Company and its Subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected to have a Material Adverse Effect on the capital expenditures or earnings of the Company and its Subsidiaries and (z) none of the Company or its Subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

s.Investment Company Act. The Company is not and, after giving effect to the Subscription, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

t.Insurance. The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are generally maintained by similarly situated companies and which the Company reasonably believes are adequate to protect the Company and its Subsidiaries and their respective businesses, and neither the Company nor its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

u.Disclosure. None of the SEC Documents, as of the date of such filings, omitted any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
v.No Unlawful Payments. None of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, controlled affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries or controlled affiliates has (A) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof) to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”); (B) made, offered, promised or authorized any direct or indirect unlawful payment to any Government Official; or (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, the Bribery Act 2010 of the United Kingdom or any other applicable antibribery or anti-corruption law; (ii) the Company and its Subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) neither the Company nor any of its Subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

w.Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the applicable anti-money laundering laws of the various jurisdictions in which the Company and its Subsidiaries conduct business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

x.No Conflicts with Sanctions Laws. None of the Company or any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or controlled affiliate or representative of the Company or any of its Subsidiaries is a Person that is, or is owned or controlled by one of more Persons that are (A) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, Her Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject or target of Sanctions (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea and Syria); (ii) the Company will not directly or indirectly use the proceeds from the Subscription, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or Person (A) to fund or facilitate any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (B) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; and (iii) the Company and each of its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

y.Securities Law and Principal Market Matters.
i.Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer, sale or exchange, or issuance of the Notes and the Underlying Shares (collectively, the “Securities”).
ii.Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made, or will make, any offers or sales of any Stock or other securities, or solicited or will solicit any offers to buy any Stock or other securities, under circumstances that would require registration of any of the Notes under the Securities Act or cause the Subscription to be integrated with any other offerings by the Company for purposes of any applicable stockholder approval provisions of the Principal Market or any other authority.
iii.The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and neither the Company nor any of its Subsidiaries has taken any action designed to terminate, or that is likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act; nor has the Company or any of its Subsidiaries received any notification that the Commission is contemplating terminating such registration.
iv.The Company has not, and, to the knowledge of the Company, none of its respective officers, directors or Affiliates and anyone acting on any such Person’s behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of the Common Stock of any other security of the Company to facilitate the sale or resale of any of the Securities.
v.(A) Since March 26, 2021, the Common Stock has approved for listing or designated for quotation, as applicable, on the Principal Market, (B) since January 1, 2024, trading in the Common Stock has not been suspended by the Commission or the Principal Market, and (C) neither the Company nor any of its Subsidiaries has received any communication, written or oral, from the Commission or the Principal Market regarding the suspension or termination of trading of the Common Stock on the Principal Market. The Subscription, and the other transactions contemplated by this Agreement and the other Transaction Documents, do not contravene, or require stockholder approval pursuant to, the rules and regulations of the Principal Market.
vi.The Notes will be, on or prior to the Closing Date, and the Common Stock is (and as of the Closing Date will be) eligible for clearing through the DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible for and participating in the Direct Registration System (DRS) of DTC with respect to the Notes. The Notes Trustee and the Company’s transfer agent are participants in, and the Notes and Common Stock are eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program. The Common Stock is not, and has not at any time since January 1, 2024, been, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of transactions in shares of Common Stock through DTC.
z.Rights Agreement. The Company has not adopted a stockholders’ rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of the Common Stock or a change in control of the Company.
aa.Brokers Fees. Other than any fees to be paid to J. Wood Capital Advisors LLC as financial advisor to the Company (the “Financial Advisor”), there are no fees, costs, expenses and commissions of any placement agent, broker or financial adviser relating to or arising out of the transactions contemplated by the Transaction Documents that will be payable by the Company or any of its Affiliates with respect to the Subscription.

5.Representations and Warranties of the Investor. The Investor hereby represents and warrants to and covenants with the Company, on behalf of itself and each Account, as applicable, that:
a.The Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.
b.This Agreement, when executed and delivered, has been duly authorized, executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor and any other Subscriber, enforceable in accordance with its terms, subject to the Enforceability Exceptions. If the Investor is executing this Agreement on behalf of an Account, the Investor has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and, bind, each Account to the terms of this Agreement and this Agreement, when executed and delivered by the Investor, constitutes the valid and binding obligation of each Account.
c.Participation in the Subscription will not contravene (i) any law, rule, regulation or governmental or judicial decrees, injunctions or orders binding on the Investor or any Account or any investment guideline or restriction applicable to the Investor (or, if applicable, any Account), (ii) the Organizational Documents of the Investor (or, if applicable, any Account) or (iii) any agreement or instrument to which the Investor or any Account is a party or by which the Investor or any Account or any of its respective assets are bound, in the cases of clauses (i) and (iii), except as would not reasonably be expected to materially and adversely affect such Investor’s or such Account’s ability to perform its obligations under the Transaction Documents or consummate the Subscription on a timely basis.
d.The Investor (or applicable Account) is a resident of the jurisdiction set forth in Exhibit C attached hereto and, unless otherwise set out in Exhibit A attached hereto, is not acquiring the Purchased Notes as a nominee or agent or otherwise for any other Person.
e.The Investor and each Account will comply with all applicable laws and regulations in effect in any jurisdiction in which the Investor or such Account purchases or acquires Notes pursuant to the Subscription, and will obtain any consent, approval or permission, as required for such purchase or acquisition under the laws and regulations of such jurisdiction.
f.Without in any way limiting Investor’s right to rely on the Company’s representations, warranties, covenants and agreements contained in this Agreement or any of the other Transaction Documents, the Investor and each Account has received a copy of the Transaction Documents. The Investor and each Account acknowledges that: (i) no person has been authorized to give any information or to make any representation concerning the Subscription or the Company or any of its Subsidiaries, other than as contained in this Agreement or the Transaction Documents or in the information given by the Company’s duly authorized officers and employees in connection with the Investor’s examination of the Company and its Subsidiaries and the terms of the Subscription, and (ii) the Company and its Subsidiaries do not take any responsibility for, and cannot provide any assurance as to the reliability of, any other information that may have been provided to the Investor. The Investor hereby acknowledges that the Financial Advisor does not take any responsibility for, and can provide no assurance as to the reliability of, the information set forth in the Transaction Documents or any such other information provided or deemed provided to the Investor by the Company.
g.The Investor and each Account understands and accepts that acquiring the Notes in the Subscription involves risks. The Investor and each Account has such knowledge, skill and experience in business, financial and investment matters that the Investor and each Account is capable of evaluating the merits and risks of the Subscription and an investment in the Notes. With the assistance of its own professional advisors (to the extent the Investor and each Account has deemed appropriate), the Investor and each Account has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Notes and the consequences of the Subscription and this Agreement. The Investor and each Account has considered the suitability of the Notes as an investment in light of its own circumstances and financial condition, and the Investor and each Account is able to bear the risks associated with an investment in the Notes. The Investor and each Account understands that it should consult with its own tax advisors, and the Investor is not relying on the Company, any Subsidiary or the Financial Advisor for tax or legal advice, in order to determine the U.S. federal, state and local tax consequences of the ownership and disposition of the Notes, in light of the Investor’s and each Account’s particular circumstances.
h.The Investor confirms that neither it nor any Account is relying on any communication (written or oral) of the Company or the Financial Advisor or any of their respective agents or Affiliates as investment advice or as a recommendation to participate in the Subscription and receive the Notes pursuant to the terms hereof. It is understood that information provided in the Transaction Documents, or by the Company or the Financial Advisor or any of their respective agents or Affiliates, shall not be considered investment advice or a recommendation with respect to the Subscription, and that none of the Company, the Financial Advisor or any of their respective agents or Affiliates is acting or has acted as an advisor to the Investor or any Account in deciding whether to participate in the Subscription.
i.The Investor confirms, for itself and for each Account, that neither the Company nor the Financial Advisor has (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Notes; or (ii) made any representation to the Investor regarding the legality of an investment in the Notes under applicable investment guidelines, laws or regulations. In deciding to participate in the Subscription, neither the Investor nor any Account is relying on the advice or recommendations of the Company or the Financial Advisor, and the Investor and each Account has made its own independent decision that the investment in the Notes is suitable and appropriate for the Investor or such Account.
j.The Investor and each Account is a sophisticated participant in the transactions contemplated hereby and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the Notes. The Investor and each Account is familiar with the business and financial condition and operations of the Company and its Subsidiaries and has conducted its own investigation of the

Company and its Subsidiaries and the Notes and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Investor and each Account has had access to the Company filings with the Commission and such other information concerning the Company and its Subsidiaries and the Notes as it deems necessary to enable it to make an informed investment decision concerning the Subscription. The Investor and each Account has been offered the opportunity to ask questions of the Company and its representatives and has received answers thereto as the Investor or such Account deems necessary to enable it to make an informed investment decision concerning the Subscription and the Notes. However, notwithstanding anything to the contrary contained herein, neither the Investor’s review or inquiries in respect of the Notes or the Company, nor any due diligence investigation conducted by the Investor or any of the Investor’s professional advisors, nor anything else contained herein, shall modify, limit or otherwise affect Investor’s right to rely on the Company’s representations, warranties, covenants and agreements contained in this Agreement or any of the other Transactions Document.
k.The Investor and each Account understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the Notes or made any finding or determination concerning the fairness or advisability of such investment.
l.The Investor and each Account is an institutional “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act as well as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. Prior to the Closing, the Investor, for itself and on behalf of each Account, agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Subscription.
m.The Investor and each Account is not directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company and is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company.
n.The Investor and each Account is acquiring the Notes solely for the Investor’s or such Account’s own beneficial account, or for an account with respect to which the Investor or such Account exercises sole investment discretion, and not with a view to, or for resale in connection with, any distribution of the Notes in violation of the Securities Act; provided, however, that by making the representations herein the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time pursuant to an effective registration statement under, or an exemption from the registration requirements of, the Securities Act. The Investor and each Account understands that the offer and sale of the Notes have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the accuracy of the representations made by the Investor and each Account in this Agreement.
o.The Investor and each Account understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether the Investor’s and such Account’s participation in the Subscription meets the requirements for the exemptions referenced in Section 5(n) above. In addition, the Investor and each Account acknowledges and agrees that any hedging transactions engaged in by the Investor or such Account after such Investor or Account was wall crossed and prior to filing of the Announcing Form 8-K (as defined below) in connection with the issuance and sale of the Notes have been and will be conducted in compliance with the Securities Act and the rules and regulations promulgated thereunder.
p.The Investor and each Account acknowledges that the Securities have not been registered under the Securities Act. As a result, the Notes, and if converted to Underlying Shares, the Underlying Shares, may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons, except pursuant to an effective registration statement or an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as described in the Indenture (including, but not limited to, Article 2 thereof), and the Investor, for itself and on behalf of each Account, hereby agrees that neither it nor any Account will sell the Securities other than in compliance with such transfer restrictions. Further, the Investor and each Account acknowledges that the Notes and if converted to the Underlying Shares, the Underlying Shares may carry a restrictive legend and will be designated with a restricted CUSIP number until such time as the restrictive legend can be removed.
q.The Investor and each Account acknowledges that the terms of the Subscription pursuant to this Agreement have been mutually negotiated between the Investor (for itself and on behalf of each Account), and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the Subscription on behalf of itself and each Account.
r.The Investor and each Account understands that, unless the Investor notifies the Company in writing to the contrary prior to the Closing, each of the Investor’s and each Account’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.
s.No Subscriber’s participation in the Subscription was conditioned upon a minimum aggregate principal amount of Notes issued for cash in the Subscription.
t.The Investor acknowledges that it and each Account had a sufficient amount of time to consider whether to participate in the Subscription and that neither the Company nor the Financial Advisor has placed any pressure on the Investor or any Account to respond to the opportunity to participate in the Subscription. The Investor acknowledges that neither it nor any Account became aware of the Subscription through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act.
u.The operations of the Investor and each Account have been conducted in material compliance with the rules and regulations administered or conducted by OFAC, the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) and the Anti-Money Laundering Laws. The Investor has performed due diligence necessary to reasonably determine that its (or, where applicable, any Account’s) beneficial owners are not named on the lists of denied parties or blocked Persons administered by OFAC, resident in or organized under the laws of a country that is the subject of Sanctions, are not otherwise the subject of Sanctions and have not been found to be in violation or under suspicion of violating OFAC, FCPA or Anti-Money Laundering Laws and regulations.
v.Either:
i.The Investor (or Account(s) of such Investor, if applicable) is a “United States person” (as defined in Section 7701(a)(30) of the United States Internal Revenue Code of 1986, as amended (the “Code”)); or
ii.In the case the Investor (or Account(s) of such Investor, if applicable) is not a “United States person” (as defined in Section 7701(a)(30) of the Code), the Investor (or Account(s) of such Investor, if applicable) (or any related Persons) has not acquired any interest (within the meaning of Section 897(c)(1)(A)(ii) of the Code) in the Company (other than Common Stock, or “interests solely as a creditor” within the meaning of Section 897(c)(1)(A)(ii)) of the Code) with a principal purpose of preventing the value of any interest in the Company (other than “interests solely as a creditor”) held by the Investor ((or Account(s) of such Investor, if applicable) (and any related Persons) from exceeding the Five Percent Threshold.
iii.For purposes of the representations in Section 5(v)(ii), two parties are “related” if they are “related” within the meaning of U.S. Treasury Regulations Section 1.897-1(i) or Section 1.897-9T(b).
6.Conditions to Obligations of the Investor and the Company.
a.The obligations of the Investor to deliver, or to cause the Accounts to deliver, the Cash Purchase Price shall be subject to the satisfaction or waiver by the Investor of the following conditions on or prior to the Closing Date:
i.Representations and Warranties. The representations and warranties of the Company contained in Section 4 shall be true and correct in all material respects (other than the representations and warranties that are qualified as to materiality or Material Adverse Effect, which shall be true and correct in all respects) on the date hereof and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date, and the Company shall have performed all applicable covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.
ii.No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the consummation of the Subscription; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the consummation of the Subscription, including, but not limited to, the issuance of the Notes pursuant thereto.

iii.Good Standing. The Investor, for itself and for each Account, shall have received on the date hereof and as of the Closing Date satisfactory evidence of the good standing of the Company and certain of its Subsidiaries, as mutually agreed upon by the parties, in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Investor may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.
iv.Transaction Documents. The Indenture, in substantially the same form as the draft attached hereto as Exhibit D and each of the other Transaction Documents shall have been validly entered into by, and be binding upon, all parties thereto (including, but not limited to, the Company and the Notes Trustee, as applicable) and shall be in full force and effect, and the Investor shall have received evidence reasonably satisfactory to the Investor and each Account to such effect.
v.DTC. The Notes shall be eligible for clearance and settlement through DTC.
a.The obligation of the Company to deliver the Notes to be issued by it on the Closing Date to the Investor or any Account shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:
i.The representations and warranties of the Investor and each Account contained in Section 5 shall be true and correct in all material respects (other than the representations and warranties that are qualified as to materiality or Material Adverse Effect, which shall be true and correct in all respects) on the date hereof and on and as of the Closing Date, and such Investor shall have performed all applicable covenants and agreements and satisfied all conditions to be performed or satisfied hereunder at or prior to the Closing Date.
ii.No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the consummation of the Subscription; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the consummation of the Subscription, including the issuance of the Notes pursuant thereto.
7.Agreements of the Company.
a.Reservation of Shares. From and after the date hereof, the Company shall at all times reserve and keep available (free of preemptive or similar rights) from its authorized but unissued shares of Common Stock, solely for the purpose of effecting conversions of the Notes in accordance with the Indenture, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the entire amount of the Notes convertible under the Indenture (without giving effect to any restriction or limitation on conversion or exercise contained in the Indenture) (assuming settlement solely in shares of Common Stock and taking into account the maximum make-whole adjustment under the Indenture); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire amount of the Notes convertible under the Indenture (without giving effect to any restriction or limitation on conversion or exercise contained in the Indenture) (assuming settlement solely in shares of Common Stock and taking into account the maximum make-whole adjustment under the Indenture), the Company will use reasonable best efforts to take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to at least such number of shares as shall be sufficient for such purpose.
b.Listing. To the extent required by the Nasdaq Stock Market LLC, the Company shall submit a Listing of Additional Shares application concerning the Underlying Shares.
c.Disclosure; No MNPI.
i.At or prior to 8:30 a.m. (New York City time) on the first Business Day following the date of this Agreement, the Company shall file with the Commission a Form 8-K describing the material terms of the Transaction Documents and the Subscription, including filing as exhibits to such Form 8-K this Agreement, the form Indenture (including the form of Notes) and furnishing as an exhibit to such Form 8-K the press release, substantially in the form furnished to the Investor prior to the date hereof, announcing the execution of this Agreement, without redaction (such Form 8-K, the “Announcing Form 8-K”), in the form last provided to the Investor on or prior to the date hereof. Notwithstanding the foregoing, the Company shall not (and the Company shall not permit any of its Affiliates to) issue any press releases or any other public statements with respect to the transactions contemplated by any Transaction Document disclosing the name of the Investor or any of its Affiliates without the Investor’s prior consent; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (A) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith (which, for the avoidance of doubt, shall include filing signature pages and any other portions of the Transaction Documents filed as exhibits to the Announcing Form 8-K) and (B) as is required by Applicable Laws (provided that the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).
ii.No later than 5:30 p.m. on the earlier of the first Business Day following (A) the Closing Date and (B) the date of any termination of this Agreement, the Company shall file with the Commission a Form 8-K disclosing the occurrence of the Closing Date and the consummation of the Subscription or, if applicable, disclosing such termination of this Agreement (the “Closing Form 8-K”).
iii.Upon the filing of the Announcing Form 8-K, the Company and its Subsidiaries shall have publicly disclosed all material, non-public information (if any) regarding the Company and its Subsidiaries, their securities, any of their Affiliates or any other Person (“MNPI”) provided or made available to the Investor or any of its Affiliates, attorneys, agents or representatives by the Company or any of its Subsidiaries or any of its employees, officers, directors (or equivalent Persons), attorneys, agents or representatives on or prior to the Closing Date. The Company and its Subsidiaries shall not, and shall cause each of their employees, officers, directors (or equivalent Persons), Affiliates, attorneys, agents and representatives to not, provide any Investor or any of its Affiliates, attorneys, agents or representatives with any MNPI from and after the filing of the Announcing Form 8-K with the Commission without the express prior written consent of the Investor.
iv.The Company hereby acknowledges and agrees that, following the filing of the Announcing Form 8-K, the Investor (nor any of the Investor’s Affiliates, attorneys, agents or representatives) shall not have any duty of trust or confidence (including any obligation under any confidentiality or non-disclosure agreement entered into between the Investor and the Company prior to the date of the Closing Form 8-K) or contractual obligation not to trade in the Common Stock or any other securities of the Company. The Company understands and acknowledges that the Investor, its Affiliates and Persons acting on their behalf will rely on the representations, warranties, covenants, provisions and agreements set forth in this Section 7(c) in effecting transactions in the Securities and other securities of the Company and of other Persons.
v.Notwithstanding anything to the contrary contained herein or in any Transaction Document, with respect to the Investor, the provisions of this Section 7(c) shall survive the settlement and consummation of the Subscription, the repayment or other satisfaction of the obligations under the Indenture, the termination of the Indenture and thereafter for so long as the Investor (or Account(s) of such Investor, if applicable) holds any Securities.
d.Use of Proceeds. The Company will use the proceeds from the Subscription to repay the Company’s term loan facility and for general corporate purposes.
8.Covenant of the Investor. No later than one (1) business day after the date hereof, the Investor agrees to deliver settlement instructions to the Company substantially in the form of Exhibit C attached hereto.
9.[Reserved.]
10.Financial Advisor Fee. The Company and the Investor acknowledge that the Company intends to pay an advisory fee to the Financial Advisor.
11.Waiver, Amendment. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investor. No waiver of any breach or default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent breach or default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.
12.Assignability. No party hereunder may assign its rights or obligations hereunder without, in the case of the Investor, the consent of the Company, and in the case of the Company,

the consent of the Investor, except that the Investor may, without the consent of the Company, assign its rights hereunder to any Related Fund (as defined below) of the Investor and/or to any assignee or transferee of the Securities; provided, that no such assignment shall relieve the Investor of its obligations hereunder. “Related Fund” of the Investor means any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Investor.
13.Taxation. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required (as determined by the Company in good faith) to be deducted or withheld under applicable law. To the extent any amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Investor (or Account(s) of such Investor, if applicable), to whom such amounts otherwise would have been paid.
14.Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR (FOR ITSELF AND, IF APPLICABLE, ON BEHALF OF EACH ACCOUNT) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.
15.Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
16.Submission to Jurisdiction. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York, or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
17.Venue. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 16. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
18.Service of Process. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably consents to service of process in the manner provided for notices in Section 21. Nothing in this Subscription Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

19.Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires, (a) all references to Sections or Exhibits are to Sections or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the use of the word “include”, “includes” and “including” in this Agreement shall be by way of example rather than limitation, and (d) the word “or” is not exclusive (i.e., “or” shall mean “and/or”).
20.Counterparts. This Agreement may be executed, either manually or by way of a digital signature provided by DocuSign (or similar digital signature provider), by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Subscription Agreement (whether executed manually or by way of a digital signature as described herein this Section 20) by facsimile or other electronic transmission (e.g., email of a “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.
21.Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses, or, in the case of the Investor or any Account, the address provided on Exhibit C attached hereto (or such other address as either party shall have specified by notice in writing to the other):
If to the Company:
Alignment Healthcare, Inc.
1100 W. Town and Country Road, Suite 1600
Orange, California 92868
Attention: Chief Administrative and Legal Officer
Email: [ * * * ]
22.Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.
23.Notification of Changes. The Investor (for itself and, if applicable, on behalf of each Account) hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant of the Investor (and/or such Account) contained in this Agreement to be false or incorrect in any material respect.
24.Reliance by Financial Advisor. The Financial Advisor may rely on each representation and warranty of the Company and the Investor made herein or pursuant to the terms hereof (including, without limitation, in any officer’s certificate delivered pursuant to the terms hereof) with the same force and effect as if such representation or warranty were made directly to the Financial Advisor. The Financial Advisor shall be a third-party beneficiary to this Subscription Agreement to the extent provided in this Section 24.

25.Severability. If any term or provision (in whole or in part) of this Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Subscription Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.
26.Termination. In the event that the Subscription shall not have occurred with respect to the Investor on or before December 6, 2024 due to the Company’s or the Investor’s failure to satisfy any of the conditions required to be satisfied by it in Section 6 (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date. This Agreement may be terminated in the absolute discretion of the Investor and as to the Investor on an individual basis, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (a) trading generally shall have been suspended or materially limited on the Principal Market, (b) trading of any securities issued by the Company shall have been suspended on any exchange or in any over-the-counter market, or (c) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities.
27.Nature of Obligations and Rights of the Investor.
a.The respective obligations of the Investor under this Agreement and the Transaction Documents are several and not joint with the obligations of any other investor in the notes (the “Other Investors”), and no Investor shall be responsible in any way for the performance of the obligations of any Other Investors under the Transaction Documents. Nothing contained herein or in any other Transaction Document, and no action taken by the Investors or Other Investors pursuant thereto, shall be deemed to constitute the Investors and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and any Other Investor are in any way acting in concert or as a group with respect to such obligations or the Subscription or any other transactions contemplated by the Transaction Documents. Except as otherwise provided in the Transaction Documents, the Investor shall be entitled to independently protect and enforce its rights, including the rights arising out of the Transaction Documents, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose. The decision of the Investor to acquire the Notes in connection with the Subscription has been made by the Investor, independently of any Other Investor. The Investor acknowledges that no Other Investor has acted as agent for the Investor in connection with making its investment hereunder and that the Investor will not be acting as agent of any Other Investor in connection with monitoring its investment in the Notes, or enforcing its rights under this Agreement or any other Transaction Document. The Company acknowledges that the Investor has been provided with the same Indenture for the purpose of closing a transaction and not because it was required or requested to do so by any Other Investor.
b.The Company acknowledges and agrees that (a) the Investor is acting at arm’s length from any Other Investor with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, (b) the Investor will not, by virtue of this Agreement or any of the other Transaction Documents or any transaction contemplated hereby or thereby, be or otherwise is an Affiliate of, or have any agency, tenancy or joint venture relationship with, the Company, (c) the Investor has not acted, or is or will be acting, as a financial advisor to, or fiduciary (or in any similar capacity) of, or has any fiduciary or similar duty to, the Company with respect to, or in connection with, this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and the Company agrees not to assert, and hereby waives, to the fullest extent permitted under Applicable Law, any claim that the Investor has any fiduciary duty to the Company, (d) any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s performance of its obligations hereunder and thereunder (including, in the case the Investor, its acquisition of the Notes), and (e) the Company’s decision to enter into the Transaction Documents have been based solely on the independent evaluation by the Company and its representatives.
c.The Company acknowledges and agrees that the Investor has not been asked to agree, and the Investor has not agreed, to desist from purchasing or selling, long and/or short, Stock or other securities of the Company, or “derivative” securities or Stock based on Stock or other securities issued by the Company or to hold the Notes for any specified term; and the Investor shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further acknowledges and agrees that (a) the Investor may engage in hedging and/or trading activities at various times during the period that the Notes are outstanding, (b) such hedging and/or trading activities, if any, can reduce the value of the shares of Common Stock or other Stock held by the existing holders of shares of Common Stock or other Stock of the Company, both at and after the time the hedging and/or trading activities are being conducted, (c) any such hedging and/or trading activities shall not constitute a breach of any Transaction Document or affect any of the rights of the Investor under any Transaction Document, and (d) the obligations under the Indenture are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company or any of its Subsidiaries may have against the Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.
28.Entire Agreement. This Agreement, together with the other Transaction Documents, constitute the entire agreement, and supersede all other prior and contemporaneous agreements and understandings, both oral and written, among the Investors and the Company with respect to the subject matter hereof and thereof.
29.Definitions. Wherever used in this Agreement or related exhibits, unless the context otherwise requires, the following terms have the meanings assigned to such terms in this Section 29. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Indenture.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, or is controlled by, or is under common control with, such Person.
“Applicable Laws” means, with respect to any Person, the common law and any federal, provincial, state, territorial, local, foreign, multinational or international laws, statutes, codes, treaties, rules and regulations, ordinances, orders, judgments, writs, injunctions, decrees or settlement agreements (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, including all Health Care Laws, in each case having the force of law and, in each case, that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
"Attribution Parties" means, collectively, the following persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date hereof, directly or indirectly managed or advised by the Investor’s investment manager or any of its affiliates or principals, (ii) the Investor’s investment manager, (iii) any direct or indirect affiliates of the Investor or any of the foregoing, (iv) any person acting or who could be deemed to be acting as a group (as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder) together with the Investor or any of the foregoing and (v) any other persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Investor’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Investor and all other Attribution Parties to the Maximum Percentage.
“Authorizations” means, with respect to any Person, any permits, approvals, authorizations, licenses, registrations, certificates, clearances, concessions, grants, franchises, variances or permissions from, and any other contractual obligations with, any Governmental Authority, in each case, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, and any supplements or amendments with respect to the foregoing.
“Board of Directors” means the Company’s board of directors.
“Commission” means the U.S. Securities and Exchange Commission.
“Convertible Securities” means warrants, options, evidence of indebtedness, shares of stock or other securities that are convertible into or exercisable or exchangeable for, and subscription or similar rights that entitle the holder to purchase or subscribe for, shares of Common Stock or other Convertible Securities, in each case, with or without payment of additional consideration, either immediately or upon the arrival of a specified date or the happening of a specified event.
“GAAP” means generally accepted accounting principles in the United States consistently applied, as are in effect from time to time.
“Governmental Authority” means any federal, state, foreign or international government, regulatory or administrative agency, any state or other political subdivision thereof having jurisdiction over the Company or any Subsidiary of the Company, any central bank (or similar monetary or regulatory authority) thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. For the avoidance of doubt, Governmental Authority shall include the Commission, the Principal Market, the Financial Industry Regulatory Authority and any agency, branch or other governmental body, entity or panel charged with the responsibility and/or vested with the authority to administer and/or enforce any Health Care Laws, including any Medicare or Medicaid administrators, contractors, intermediaries or carriers.
“knowledge of the Company” (or similar language) means the knowledge of the executive officers and directors of the Company.

“Liabilities” means all claims, actions, suits, judgments, damages, losses, liabilities, obligations, responsibilities, fines, penalties, sanctions, costs, fees, Taxes, commissions, charges, disbursements and expenses (including those incurred upon any appeal or in connection with the preparation for and/or response to any subpoena or request for document production relating thereto), in each case of any kind or nature (including interest accrued thereon or as a result thereof and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, and whether direct, indirect, contingent, consequential, actual, punitive, treble or otherwise.
“Lien” means any lien, pledge, preferential arrangement, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention or other encumbrance on or with respect to property or interest in property having the practical effect of constituting a security interest.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (b) the legality, validity, binding effect or enforceability of any provision of any Transaction Document, or (c) the ability of the Company to perform its obligations under any Transaction Document as and when due.
“Medicaid” means, collectively, the health care assistance program established by Title XIX of the Social Security Act (42 U.S.C. 1396 et seq.) and any statutes succeeding thereto.
“Medicare” means, collectively, the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. 1395 et seq.) and any statutes succeeding thereto.
“Non-SEC Document Qualified Representations” means the representations and warranties made by the Company other than the SEC Document Qualified Representations.
“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
“Organizational Documents” means (a) for any corporation, the certificate or articles of incorporation, memorandum and/or articles of association, the bylaws, the constitution, any certificate of designation or instrument relating to the rights of holders or preferred stock of such corporation, and any shareholder agreement, (b) for any partnership, the partnership agreement and, if applicable, certificate of limited partnership, (c) for any limited liability company, the operating or limited liability company agreement and articles or certificate of formation or (d) for any other entity, any other document setting forth the manner of election or duties of the officers, directors, managers or other similar or equivalent persons or Persons, or the designation, amount or relative rights, limitations and preference of the Stock of such entity.
“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.
“Principal Market” means the Nasdaq Stock Market LLC.

“SEC Documents” means all annual, quarterly and current reports, proxy statements, registration statements, prospectuses and other material schedules, forms, statements and other material documents filed with or to be filed with the Commission by the Company or any of its Subsidiaries pursuant to the Securities Act or the Exchange Act since January 1, 2023 (including all financial statements and schedules included therein, all exhibits thereto and all documents incorporated by reference therein).
“SEC Document Qualified Representations” means the representations and warranties made by the Company in Sections 4(h), 4(i), 4(j), 4(k), 4(l), 4(o), 4(p), 4(q) and 4(r).
“Stock” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests (or units thereof), joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting; and (b) all securities convertible into or exchangeable for any other Stock and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any other Stock, whether or not presently convertible, exchangeable or exercisable; provided that the Notes shall not constitute Stock.
“Subsidiary” means, a “significant subsidiary” of the Company as such term is defined in Rule 1-02 of Regulation S-X.
“Taxes” means all present or future taxes, levies, imposts, stamp or other duties, deductions, charges or withholdings imposed by a Governmental Authority, together with any interest, additions to tax, or penalties applicable thereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Investor (for itself and, if applicable, on behalf of each Account) has executed this Subscription Agreement as of the date first written above.

                        Legal Name of Executing Investor:

By:
Name:
Title:
Legal Name:

[Signature Page to Subscription Agreement]

ACCEPTED AND AGREED:

Alignment Healthcare, Inc.

By:
Name:
Title:

[Signature Page to Subscription Agreement]